FIRST AMENDMENT AGREEMENT

      This First Amendment Agreement dated as of January 31, 1997 ("Amendment") amends the Credit Agreement dated as of February 21, 1996 (the "Credit Agreement"), among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the banks party thereto (the "Banks"), and Societe Generale, Southwest Agency, as Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

      WHEREAS  the Borrower has requested certain amendments
to   the  Credit  Agreement,  including  without  limitation
amendments to covenants incorporated by reference into the Credit Agreement pursuant to Article VI thereof;

     WHEREAS, the Borrower has requested Societe Generale to grant an option in favor of the Borrower to extend the maturity of the Tranche A Commitments to September 30, 1997 and Societe Generale has agreed to do so pursuant to, and subject to the terms of, that certain letter agreement dated as of January 31, 1997 between the Borrower and Societe Generale; and

      WHEREAS  the Banks have agreed to so amend the  Credit
Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


       1.     Amendment  of  Credit  Agreement.   The  Credit
Agreement is hereby amended as follows:


       1.1    Termination  of  Tranche B Commitments.   On  the
Amendment Effective Date (as herein defined), the Tranche B Commitments are irrevocably terminated, and all provisions
of   the  Credit  Agreement  relating  to  such  Tranche   B
Commitments and to Tranche B Advances are deemed to have no further effect.


       1.2    Table of Contents.  The Table of Contents of  the
Credit Agreement is amended by deleting the following items from the list of exhibits and schedules:

              Exhibit  L-4       -  Current Receivables Report
              Schedule  1.01(c)  -  Excess Real Property


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       1.3    Section  1.01.   Section  1.01  of  the   Credit
Agreement   is   amended  by  (a)  deleting  the   following
definitions: "Aggregate Increase in Receivables," "Current Receivables," "Current Receivables Report," "Excess Real Property," "Permitted Priority Liens," and "Upfront Fee Letter," and (b) adding the following new definitions in alphabetical order:

           "Extending Banks" means Societe Generale and each Bank which has executed a commitment letter addressed to Societe Generale granting an option in favor of the Borrower to extend the maturity of their respective Tranche A Commitments to September 30, 1997.

          "Nonextending Banks" means all Banks which are not Extending Banks.

           "Permitted Priority Liens" means (i) Liens on Property which are in favor of the Revolver/Term Agent for the benefit of the Revolver/Term Banks and which secure obligations of the Borrower and the Guarantors under the Revolver/Term Agreement and related guaranties, (ii) Existing Liens, and (iii) Liens permitted by paragraphs (c) and (d) of Section 6.01 solely to the extent such Liens are afforded priority under applicable law.

           "Upfront Fee Letter" means the letter agreement dated as of January 31, 1997 between the Borrower and the Agent.


      1.4     Section  2.01(a).  Section 2.01(a) of the  Credit
Agreement is amended in its entirety to read as follows:

           (a) Tranche A Advances. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Tranche A Advances to the Borrower from time to time on any Business Day prior to the Maturity Date in an aggregate amount not to exceed at any time outstanding an amount equal to such Bank's Tranche A Commitment at such time; provided, however, that no Tranche A Advance will be made or will be permitted to remain outstanding on any day on which there is availability under the Revolving Commitments. The aggregate amount of all Tranche A Advances outstanding at any time may not exceed either (i) the aggregate Tranche A Commitments at such time, or (ii) the Borrowing Base at such time less the Revolving Commitments. Within the limits of each Bank's Tranche A Commitment and the other limitations set forth above, the Borrower may from time to time prepay pursuant to
     Section 2.07 and reborrow under this Section 2.01(a).


     1.5      Section  2.01(b).  Section 2.01(b) of the  Credit
Agreement  is amended in its entirety to read "Intentionally
Deleted".

     1.6      Section 2.07(c)(ii). Section 2.07(c)(ii)  of  the
Credit Agreement is amended in its entirety as follows:

          (ii) Borrowing Base Deficiency. On each Borrowing Base Determination Date, the Borrower shall be required to prepay the Tranche A Advances in the aggregate amount necessary so that the remaining Tranche A Advances do not exceed the Borrowing Base, as determined on such Borrowing Base Determination Date, less the Revolving Commitments.


     1.7       Section  2.18.   Section  2.18  of  the   Credit
Agreement  is amended in its entirety to read "Intentionally
Deleted".


     1.8 Exhibit L-1. Exhibit L-1 to the Credit Agreement is amended in its entirety with "Exhibit L-1 - Form of Borrowing Base Certificate" attached to this Amendment.

      2. Consent to Covenant Amendments. The Majority Banks hereby expressly consent to the amendments of Sections 6.05, 6.06, 6.12, 6.13, 6.14 and 6.15 of Article VI of the
Revolver/Term Agreement and the related amendment of certain defined terms used therein, in each case as set forth in the First Amendment Agreement dated as of the date hereof among the Borrower and the Revolver/Term Banks (the "Revolver/Term Amendment"), and agree that such covenants, as amended, shall be the covenants incorporated by reference into the Credit Agreement pursuant to Article VI thereof.

     3. Agreement to Assign Tranche A Commitments. At the request of the Agent each Nonextending Bank agrees to enter into an Assignment and Acceptance Agreement (in substantially the form of Exhibit H to the Credit Agreement) on the Maturity Date whereby such Nonextending Bank agrees to assign its respective Tranche A Commitment to the Extending Banks. In connection with each such Assignment and Acceptance Agreement the Extending Banks shall irrevocably purchase all of the Nonextending Bank's interest in the Tranche A Advances, if any, and their respective Tranche A Notes and Tranche A Commitments. In addition thereto, as of such date, the Borrower agrees to pay to each of the Banks (i) all accrued and unpaid interest on the Tranche A Advances, if any, as of March 31, 1997 and (ii) all accrued and unpaid fees, if any, under the Tranche A Commitments as of March 31, 1997.

      4. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that each of the representations and warranties set forth in Article IV of the Revolver/Term Agreement and in Section 7 of the Guaranty and in each Security Agreement are true and correct as of the date of this Amendment.

      5. Effectiveness of Amendment. This Amendment shall become effective on the first date (the "Amendment Effective Date") that (a) the Revolver/Term Amendment becomes effective in accordance with its terms, and (b) the Agent has received counterparts of this Amendment executed by the Borrower and the Banks, and a Certificate of Secretary or Assistant Secretary executed on behalf of the Borrower in a form satisfactory to the Agent which certifies the title, authority and true signature of the officer of the Borrower executing this Amendment on behalf of the Borrower.

      6. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

      7. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.


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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers duly authorized as of the date first written above.


                              BORROWER:

                              ARKANSAS BEST CORPORATION



                                 Donald L. Neal
                                   Senior  Vice  President  and
                                   Chief Financial Officer


                              BANKS:

                                SOCIETE GENERALE, SOUTHWEST AGENCY



                                 Louis Parkerson Laville, III
                                  Vice President


                              NATIONSBANK OF TEXAS, N.A.



                                 Jay T. Wampler
                                 Vice President


                               BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION


                              By:
                              Name:
                              Title:

                                ABN AMRO BANK N.V., HOUSTON AGENCY


                              By:
                              Name:
                              Title:


                              By:
                              Name:
                              Title:

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                               BOATMEN'S NATIONAL BANK OF ST. LOUIS


                              By:
                              Name:
                              Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                              Name:
                              Title:


                                THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                              Name:
                              Title:



                              ROYAL BANK OF CANADA


                              By:
                              Name:
                              Title:


                              WELLS FARGO BANK (TEXAS), N.A.


                              By:
                                   Mary Jo Hoch
                                   Vice President


                              UNITED STATES NATIONAL BANK
                                   OF OREGON


                              By:
                              Name:
                              Title:








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                              BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR


                              By:
                              Name:
                              Title:


                              By:
                              Name:
                              Title:

                              DEPOSIT GUARANTY NATIONAL BANK


                              By:
                              Name:
                              Title: